Ryerson Quarterly Release Presentation Q4 2025 Exhibit 99.2

Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this release and other written or oral statements made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; the impact of geopolitical events; fluctuating metal prices; our indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; the influence of a single investor group over our policies and procedures; work stoppages; obligations under certain employee retirement benefit plans; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our most recent annual report on Form 10-K for the year ended December 31, 2024, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

SUCCESSFULLY CLOSED MERGER

RYERSON + OLYMPICSTEEL

Presence	✓ Creates the second largest metals service center in North America, processing ~2.9M tons and generating ~$6.5B+ in revenue annually[1]
Ideal match	✓ Presence in key regions strengthens competitiveness, diversifies end products and markets, densifies our network closer to the customer, and presents a compelling opportunity to create an optimized footprint
Margin expansion	✓ The addition of Olympic Steel's value-added downstream business lines is accretive to margins and will provide incremental stability through all cycles
Synergies	✓ Expect ~$120 million of annual synergies via procurement integrations, efficiency gains, commercial enhancement and network optimization by the end of year two
Accelerated growth	✓ Strong free cash flow bolsters the ability to invest organically and execute a disciplined M&A strategy
Talent	✓ Combining of deeply experienced management and leadership teams
Deleveraging	✓ Expected pro forma leverage post-closing below 3x[2], ensuring balance sheet flexibility
Improved access to capital markets	✓ Expanded shareholder base improves trading liquidity in public equity markets

Note: [1] Per 2024 company results; [2] LTM calculation assumes 50% run-rate synergy credit per ratings agency convention, referencing Ryerson and Olympic Steel earnings and balance sheet figures per earnings releases dated 10/28/2025

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Commodity prices since Dec. 2020 Sources: Bloomberg, prices through February 16, 2026; US ISM Purchasing Managers Index from Trading Economics Q4 market & performance Futures Q4 2025 Performance Highlights Generated Q4 revenue of $1.10B, with tons shipped down 4.9% and average selling prices flat compared to the prior quarter, in-line with guidance expectations given normal seasonality patterns and soft industrial demand conditions Generated net loss1 of $37.9M, or diluted loss per share of $1.18, and Adj. EBITDA, excluding LIFO2 of $20.4M 1Net loss attributable to Ryerson Holding Corporation; 2For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Appendix

A reconciliation of Net Debt as well as other non-GAAP financial measures to comparable GAAP measures is included in the Appendix. See Ryerson’s 8-K filed on February 19, 2026. Improvements in both net debt and TTM Adj. EBITDA, excl. LIFO decreased Q4 leverage to 3.1x, moving closer to target range of 0.5x to 2.0x Successfully extended the maturity of the Company's credit facility and expanded its capacity from $1.3B to $1.8B, providing financial stability and flexibility for growth opportunities as a newly merged company Declared a Q1 2026 dividend of $0.1875 per share payable to the combined shareholder base Capital Management Liquidity & Net Debt, $M Foreign Availability 5 Cash and Cash Equivalents North American Availability

1Net income attributable to Ryerson Holding Corporation;  See Ryerson’s 8-K filed on February 19, 2026 Net sales Net Income1 Adj. EBITDA, excl. LIFO $1.52 - 1.58B $10 – 12M $63 - 67M First quarter guidance assumes: Ryerson expects same-store shipments increase 13 to 15% based on strong customer activity observed in the first weeks of the year Average selling prices flat to up 2% and sequential margin expansion as fourth quarter inventory cost increases begin to filter into downstream markets Operating leverage as demand conditions improve Total Company guidance of $63-67M includes accretive, pro-rated Olympic Steel revenue in the range of $260 to $280 million and Adjusted EBITDA, excluding LIFO in the range of $12 to $13 million. Q1 2026 Guidance (Includes Olympic Steel Stub Period Guidance) 6

Q4 2025 key financial metrics 1 Net loss attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on February 19, 2026. Net Sales Gross Margin Net Loss1  Diluted Loss per Share Total Debt $1.10B 15.3% $37.9M ($1.18) $463M +9.7% YoY (370) bps YoY -$33.6M YoY -$1.05 YoY -$4M YoY 7 Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA  excl. LIFO Adjusted Diluted Loss per Share Net Debt 461k 17.3% $20.4M ($1.01) $436M +3.1% YoY +90 bps YoY +$10.1M YoY -$0.87 YoY -$4M YoY

RYERSON

- **$4.6bn** 2024 Revenue
- **~75k** Industrial Metals Products
- **106** Facilities

OLYMPIC STEEL

- **$1.9bn** 2024 Revenue
- Value-add Processing & End-Products Focus
- **53** Facilities

- **Expanded presence**
- **Enhanced ability to serve customers**
- **Margin expansion through value-add**
- **~$120M synergies**
- **Complementary strategic fit**

EXPANSIVE SOLUTIONS OFFERING ACROSS INDUSTRIAL METALS[1]

Select materials


Aluminum
Stainless
Carbon
Specialty Alloy
Tin Mill Products
Red Metals

Select material types


Coil
Sheet & Plate
Bar
Pipe & Tube

Select value added processing capabilities


Coating
Polishing
Slitting & CTL
Tempering
Fabrication
Machining

Source: Company filings

Note: [1] Select products and services, not comprehensive

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Appendix

SYNERGIES Estimated annual synergies of ~$120M, with expected 33% realization in year 1, and 100% by early 2028 Parties hold very high conviction in achieving synergies, with one-time implementation costs estimated to be approximately ~$40M LEADERSHIP Michael Siegal appointed as Chairman of the Board Olympic Steel has appointed three other mutually satisfactory directors to the combined company’s expanded 11-member board Eddie Lehner to serve as CEO with Rick Marabito as President and COO TRANSACTION OVERVIEW All-stock merger with Olympic Steel Olympic Steel shareholders received 1.7105 Ryerson shares for every share of Olympic Steel owned Olympic Steel shareholders’ ownership of combined entity ~37% FINANCIAL IMPACT Expected to be immediately accretive pre-synergies, with meaningful incremental accretion as synergies are realized 2024 combined pro forma revenue of $6.5B+ and EBITDA margin of ~6%, including forecasted run-rate synergies INVESTMENT OVERVIEW FUNDING AND LEVERAGE Combined entity expected to benefit from immediately reduced pro forma leverage below 3x post-close1 No impact expected to ratings, with flexibility retained to deploy organic and inorganic growth capital immediately post-closing Source: Company filings, Note: 1 LTM calculation assumes 50% run-rate synergy credit per ratings agency convention, referencing Ryerson and Olympic Steel earnings and balance sheet figures per earnings releases dated 10/28/2025 10

ENHANCED FOOTPRINT Source: Company filings 1 11 PRO FORMA LOCATIONS Enormous opportunity for geographical optimization Perfectly positioned to benefit from domestic infrastructure spending and U.S. reshoring push Incredible opportunity for optimization of supply chain and distribution network Ryerson locations Olympic Steel locations Increased density closer to customers, bettering the customer experience Broadly distributed inventory allowing shorter lead times & better on-time delivery NORTH AMERICA

PRIMED TO CAPTURE ATTRACTIVE RETURNS

SIGNIFICANT CAPITAL INVESTED



($M)
Ryerson Capex
Olympic Steel Capex[1]
$125
$20
$105
$143
$21
$122
$129
$29
$100
$87
$35
$52
2022
2023
2024
2025

SELECT HIGHLIGHTS

$480M+
Total four-year investment[1]

20%+
Targeted Project ROI on growth capex investments[2]

RYERSON



- University Park – New CS&W HQ
- Shelbyville expansion
- Centralia Pacific NW
- Ryerson.com 3.0
- Atlanta Tube Laser Center
- ERP Integration Progress

OLYMPICSTEEL



- New cut-to-length line in Minneapolis, MN
- New white metals cut-to-length line in Schaumburg, IL
- Automation of the Chambersburg, PA warehouse and fabrication operations
- Expansion of Action Stainless' presence in Houston, TX
- High-speed stainless slitter at Berlin Metals

Note: [1] Olympic Steel's 2025 capex is estimated; Combined company estimated to require $40 – 50M in annual maintenance capex; [2] Per management targets

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COMPELLING SYNERGY OPPORTUNITY

OVERVIEW

~$120M	33%	100%	>$190M
Expected Annual Run Rate Synergies[1]	Expected implementation by end of Year 1	Expected implementation by end of Year 2	2024 Pro Forma Free Cash Flow[2]

4 Key Pillars Underpinning Synergy Realization

Procurement

~$40M

- Improved purchasing efficiency
- Lower costs per touch – plant transfers and final mile delivery
- Scalable IT systems for optimizing inventories at the local plant level

Efficiency Gains

~$25M

- Functional area and administrative redundancy cost-outs
- Higher capacity utilization across the combined network drives productivity, increases in revenue and tons shipped per employee, and improved expense leverage

Commercial Enhancement

~$20M

- Scaled combined fabrication network at higher than "general line service center margins"
- Transactional business growth through commercial portfolio optimization
- Program-OEM growth in North America serving more OEM locations with lower cost supply chains

Network Optimization

~$35M

- Optimized asset utilization across the platform
- Movement of equipment to higher return locations
- Sharing of equipment and inventory to drive market share growth

Note: [1] Synergy estimate is preliminary and subject to change; synergy realization subject to estimated ~40M non-recurring cost to achieve across years 1 & 2; [2] Figure includes run-rate synergies of $120M, tax effected

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Moving Up the Value Chain TOGETHER 14 Distribution Digital distribution platform Transport and fleet management Inventory and fulfillment optimization Processing Slitting Tempering Blanking Annealing Coating Polishing Finished Parts End-to-end fabrication expertise Strategic manufacturing footprint Integrated engineering Kits & Assemblies Custom kits and subassemblies Pre-cut components Integration with OEM manufacturing Value-Add / Value Engineer Multi-step processing Highly engineered cuts and modifications Build-to-print & precision processing Advanced Processing End Products Stainless steel bollards Custom water treatment systems Industrial hoppers Service station canopies HVAC and air filtration/venting systems

CREATES CLEAR NUMBER TWO METALS SERVICE CENTER IN NORTH AMERICA top metal service centers – 2024 revenue ($bn) Source: Metal Center News, 2025 Top 50 Service Centers Report Note: Based on selected competitors only NA + 15

Niche markets less cyclical and higher returns Highly engineered value-added processing drives higher EBITDA, with % of revenue increasing OLYMPIC STEEL – DELIVERING STRONG RETURNS WITH LESS VOLATILITY Source: Company filings Note: Between 2014 – 2024 High-volume business Margin enhancement through value-added processing and successful acquisition of metal-intensive branded products Focus on higher margin products and fabrication Stainless steel and aluminum Fastest-growing segment, serving growth markets Higher returns vs. carbon service centers Recent expansion of processing capabilities and successful M&A integration Exposure to broader end-markets Carbon Flat Products 57% of total revenue Specialty Metals Flat Products 26% of total revenue Tubular and Pipe Products 17% of total revenue 16

OLYMPIC STEEL HAS RELENTLESSLY FOCUSED ON MARGIN EXPANSION AND CONSISTENCY OF EARNINGS Reducing cyclicality through investment and M&A Focus on higher-margin and metal-intensive branded product Comprehensive portfolio of specialty end-products Track-record of accretive organic and inorganic growth initiatives Historical ability to produce free cash flow in counter-cyclical markets Four years of consecutive quarterly dividend increases Heavily U.S.-based supply chain and customer base Poised to benefit from Build America infrastructure spending, reshoring and increased fabrication outsourcing, and reshaping of manufacturing supply chain Rigorous management of operating expense, working capital and capital deployment over time Greater consistency in margins, with clear plan to continue expanding 1 Disciplined capital allocation Higher margin brand portfolio Positioned to capitalize on favorable environment Rigorous operating expense management Source: Olympic Steel company filings 17

FORWARD-LOOKING STATEMENTS This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Ryerson’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the merger involving Ryerson and Olympic Steel, including future financial and operating results, Ryerson’s plans, objectives, expectations, and intentions, and other statements that are not historical facts. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates, and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation,  the risk that the businesses will not be integrated successfully or will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected, or that the transaction may be less accretive than expected; the risk that the merger will not provide shareholders with increased earnings potential; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the transaction; the risk of adverse reactions or changes to business or employee relationships resulting from the merger; adverse economic conditions; highly cyclical fluctuations resulting from, among others, seasonality, market uncertainty, and costs of goods sold; the Company’s ability to remain competitive and maintain market share in the highly competitive and fragmented metals distribution industry; managing the costs of purchased metals relative to the price at which each company sells its products during periods of rapid price escalation or deflation; customer, supplier, and competitor consolidation, bankruptcy, or insolvency; the impairment of goodwill that could result from, among other things, volatility in the markets in which each company operates; the impact of geopolitical events; future funding for postretirement employee benefits may require substantial payments from current cash flow; the regulatory and other operational risks associated with our operations located outside of the United States; currency rate fluctuations; the adequacy of the Company’s efforts to mitigate cyber security risks and threats; reduced production schedules, layoffs, or work stoppages by each company’s own, its suppliers’, or customers’ personnel;  any underfunding of certain employee retirement benefit plans and the actual costs exceeding current estimates; prolonged disruption of the Company’s processing centers; failure to manage potential conflicts of interest between or among customers or suppliers of each company; unanticipated changes to, or any inability to hire and retain key personnel at either company; currency exchange rate fluctuations; the incurrence of substantial costs of liabilities to comply with, or as a result of, violations of environmental laws; the risk of product liability claims; the Company’s indebtedness or covenants in the instruments governing such indebtedness; the influence of a single investor group over the company’s policies and procedures; and other risks inherent in Ryerson’s business and other factors described in Ryerson’s filings with the Securities and Exchange Commission (the “SEC”). Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Ryerson. If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Forward-looking statements are based on the estimates and opinions of management as of the date of this communication; subsequent events and developments may cause their assessments to change. Ryerson does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law and they specifically disclaim any obligation to do so. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.  18

Quarterly financial highlights *Net Income (Loss) attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in this Appendix Average Selling Price Per Ton Tons Sold (000’s) Net Income (Loss) & Adj. EBITDA excl. LIFO ($M) Gross Margin & Gross Margin, excl. LIFO

Non-GAAP Reconciliation: Adjusted EBITDA, excl. LIFO 20

Non-GAAP Reconciliation: Adjusted Net Income (loss) 21

Non-GAAP Reconciliation: leverage ratio and Free cash flow 22

Non-GAAP Reconciliation 23

Ryerson.com 3.0 - NextGen ECommerce Investing in digitalization to improve the customer experience 24

University Park – New CS&W HQ 900,000 sq ft facility Significant automation and technological enhancements Investing IN the Business West Shelbyville expansion State-of-the-art cut-to-length line (CTL) and automated storage and retrieval system for sheet products Centralia Pacific NW 214,000 sq ft facility Advanced processing capabilities for sheet, plate, and long products Ryerson.com 3.0 Hub targeting transactional sales Atlanta Tube Laser Center Expanded tube processing facility ERP Integration Progress Opened cross-selling opportunities       25